EXHIBIT 10.15

               THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER
               THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT
                BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED
                   OR OTHERWISE DISPOSED OF UNLESS REGISTERED
                  PURSUANT TO THE PROVISIONS OF THAT ACT OR AN
                   OPINION OF COUNSEL TO THE MAKER IS OBTAINED
               STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH
                  AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION





                   12% UNSECURED SUBORDINATED PROMISSORY NOTE


$(Amoumt)                                                      November 15, 1996
                                                        Providence, Rhode Island


         FOR VALUE RECEIVED, the undersigned, CAFE LA FRANCE, INC., a Delaware corporation (the "Maker"), promises to pay to or registered assigns (the "Holder"), the principal sum of Dollars ($) upon the earlier of (i) one year from the date hereof or (ii) 10 days after the successful completion of an initial public offering of the Maker's common stock (the "Maturity Date"), together with interest on the outstanding principal balance of this Note from the date hereof until fully paid at a simple interest rate of twelve percent (12%) per annum.

         Interest shall be calculated on the basis of the actual number of days elapsed over a year of three hundred and sixty (360) days.

         The entire principal amount hereof, together with all interest hereon, shall be due and payable on the Maturity Date or upon the acceleration of this Note following the occurrence of an Event of Default, as that term is defined below, whichever shall first occur. Upon the occurrence of any Event of Default, the Holder shall have the right to declare the unpaid principal of and interest on this Note to be forthwith due and payable.

         The principal hereof and interest hereon shall be payable in lawful money of the United States of America, at the Maker's principal office in Providence, Rhode Island or at such other place at the Holder hereof may designate in writing to the Maker. The Maker may prepay this Note in full or in part at any time without premium or penalty.






         The Holder agrees that the Note may not be sold, transferred, pledged, hypothecated or otherwise disposed of except to a person who, in the opinion of counsel to the Maker, is a person to whom the Note may legally be transferred without registration under the Securities Act of 1933, as amended the (the "1933 Act"), and then only against receipt of an agreement of such person to comply with the provisions of this paragraph with respect to any resale or other disposition of the Note.

         The Maker covenants and agrees that, so long as this Note shall be outstanding, it will:

                  (i) Promptly pay and discharge all lawful taxes, assessments, and governmental charges or levies imposed upon the Maker or upon its income and profits, provided, however, that the Maker shall not be required to pay and discharge any such tax, assessment, charge or levy so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Maker shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, or levy so contested;

                  (ii) Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Maker as its counsel may advise;

                 (iii) At all times keep true and  correct  books,  records  and accounts.

         This Note shall become and be due and payable upon written demand made by the Holder hereof if one or more of the following events (each, an "Event of Default"), shall happen and be continuing: (i) default in the payment of the principal and interest on this Note when and as the same shall become due and payable, whether by acceleration or otherwise; (ii) default in the due observance or performance of any covenant, condition or agreement on the part of the Maker to be observed or performed pursuant to the terms hereof, if such default shall continue uncured for 30 days after written notice, specifying such default, shall have been given to the Maker by the Holder; (iii) application for, or consent to, the appointment of a receiver, trustee or liquidator of the Maker or of its property; (iv) admission in writing of the Maker's inability to pay its debts as they mature; (v) general assignment by the Maker for the benefit of creditors; (vi) filing by the Maker of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors; or (vii) entering against the Maker of a court order approving a petition filed against it under the Federal Bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within 120 days. The Maker agrees that notice of the occurrence of any Event of Default will be promptly given to the Holder at his registered address by certified mail. In case any Event of Default shall happen and be continuing, the Holder may proceed to protect and enforce his rights by suit in the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights as such Holder may have.

         The Maker waives presentment for payment, protest and demand, and notice of protest, demand and/or dishonor and nonpayment of this Note.

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         The Maker may  consider  and treat the  person in whose  name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue), and the Maker shall not be affected by any notice to the contrary. The registered owner of the Note shall have the right to transfer it by assignment, subject to the provisions elsewhere contained herein, and the transferee thereof shall, upon his registration as the owner of this Note, become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Maker at its principal offices, together with a duly authenticated assignment. In case of transfer by operation of law, the transferee agrees to notify the Maker of such transfer and of his address and to submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Maker by the Holder hereof, in person or by his attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of the Note not registered at the time of sending the communication.

         Payments of interest and principal shall be made to the Holder of this Note upon presentation of this Note on or after the Maturity Date. No interest shall be due on this Note for such period of time as may elapse between the Maturity Date and the date of presentation.

         The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Maker, either at law or in equity, and the rights of the Holder are limited to those expressed in this Note.

         Upon receipt by the Maker of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Note, if mutilated, the Maker shall execute and deliver a new Note of like tenor and date. Any such new Note executed and delivered shall constitute an additional contractual obligation on the part of the Maker whether or not this Note so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         This Note shall be construed and enforced in accordance with the laws of the State of Delaware.

         THIS NOTE SHALL BE UNSECURED.

         In no event shall the amount due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Maker or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Maker shall notify the Holder, in writing, that the Maker elects to have such excess sum refunded to it forthwith. It is the express intent hereof that the Maker not pay and the Holder to receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Maker under applicable law.

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         Payment of this Note is  subordinate  to payment in full of all "senior indebtedness" of the Maker, now existing or hereafter arising. For purposes of this Note, "senior indebtedness" means all obligations of the Maker for money borrowed to any banks, financing companies, factors, or other similar lenders.

         IN WITNESS WHEREOF, the undersigned Maker has caused this to be executed by its duly authorized corporate officer as of the day and year first above written.
                                        MAKER:

                                        CAFE LA FRANCE, INC.



                                        By:______________________________

                                        Title:____________________________





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